Transition to new accounting standards	12 Months Ended
Mar. 31, 2021
Disclosure of initial application of standards or interpretations [abstract]
Transition to new accounting standards
37. Transition to new accounting standards
(a) Transition to IFRS 16
The Group adopted IFRS 16 ‘Leases’, with effect from 1 April 2019. IFRS 16 introduced a single lease accounting model for lessees (rather than the previous distinction between operating and finance leases). A contract is, or contains, a lease, if it provides the right to control the use of an identified asset for a specific period of time in exchange for consideration. The new standard resulted in our operating leases being accounted for in the consolidated statement of financial position as ‘right-of-use’ assets with corresponding lease liabilities also recognised. It therefore increased both our assets and liabilities (including net debt). It also changed the timing and presentation in the consolidated income statement as it resulted in an increase in finance costs and depreciation largely offset by a reduction in the previously straight-line operating costs.
Transition options
We applied IFRS 16 using the modified retrospective approach. Comparatives were not restated on adoption. Instead, on the opening balance sheet date, right-of-use assets (net of accrued rent or rent-free periods, and reported within property, plant and equipment), additional lease liabilities (reported within borrowings) and any associated deferred tax were recognised, with no cumulative transition adjustment to reflect through retained earnings. For short-term leases (lease term of 12 months or less) and leases of low-value assets (such as computers), the Group continues to recognise a lease expense on a straight-line basis as permitted by IFRS 16.
37. Transition to new accounting standards continued
(a) Transition to IFRS 16 continued
We elected to apply the practical expedient to grandfather our previous assessments of whether contracts were previously accounted for as a lease, as permitted by the standard, instead of reassessing all significant contracts as at the date of initial application to determine whether they met the IFRS 16 definition of a lease.
We elected to apply the practical expedient on transition, which permitted right-of-use assets to be measured at an amount equal to the lease liability on adoption of the standard (adjusted for any prepaid or accrued lease expenses).
In addition, we also elected the option to adjust the carrying amounts of the right-of-use assets as at 1 April 2019 for any onerous lease provisions that had been recognised on the Group consolidated statement of financial position as at 31 March 2019, rather than performing impairment assessments on transition.
Impact of transition
At 31 March 2019, the Group disclosed non-cancellable operating lease commitments of £0.3 billion, of which the majority were in the US. A further £0.4 billion of lease liabilities were recognised due to the requirement in IFRS 16 to recognise lease liabilities for the term that we are reasonably certain to exercise lease extension or lease termination options for, rather than only for the period of the minimum contractual term that was used in determining our lease liability commitments. This was partially offset by the £0.2 billion impact of discounting our lease liabilities at the incremental borrowing rate for each lease. The weighted average discount rate applied to lease liabilities recognised on the transition date was 2.8%. There were some immaterial short-term and low-value leases, which were recognised on a straight-line basis as an expense in the consolidated income statement over the remaining lease term.
As a result, the Group recognised additional right-of-use assets of £0.5 billion and lease liabilities (which are included within net debt) of £0.5 billion at 1 April 2019. No additional net deferred tax was recognised. The transition adjustment was in addition to the £270 million of finance leases already recognised on the consolidated statement of financial position under IAS 17. There was no impact on net assets as shown in the table below, which shows the impacted balances from the Group consolidated statement of financial position.

Impact of transition	31 March 2019 (before the impact of IFRS 16)[1] £m	IFRS 16 transition adjustments £m	1 April 2019 As restated £m
Property, plant and equipment – Right-of-use assets
Land and buildings	2,560	381	2,941
Plant and machinery	36,911	67	36,978
Assets in the course of construction	5,049	—	5,049
Motor vehicles and office equipment	339	20	359
Total property, plant and equipment	44,859	468	45,327
Borrowings – Lease liabilities
Current	(65)	(48)	(113)
Non-current	(205)	(426)	(631)
Total lease liabilities	(270)	(474)	(744)
Other liabilities
Trade and other payables	(3,769)	3	(3,766)
Other non-current liabilities	(808)	3	(805)

Net assets	19,568	—	19,568

Equity
Total equity	19,568	—	19,568
1.    Comparative amounts have been revised as described in note 1F.

The impact of IFRS 16 on profit after tax as a result of adopting the new standard was not material. However, it resulted in an increase in operating profit due to the operating costs now being replaced with depreciation and interest charges.
The impact on the cash flow statement was also not material, although there was an increase in operating cash flows and decrease in financing cash flows, because repayment of the principal portion of the lease liabilities is now classified as cash flows from financing activities rather than operating cash flows.
Ongoing accounting policy
With effect from 1 April 2019, new lease arrangements entered into are recognised as a right-of-use asset and a corresponding liability at the date at which the leased asset is available for use by the Group. The right-of-use asset and associated lease liability arising from a lease are initially measured at the present value of the lease payments expected over the lease term, plus any other costs. The discount rate applied is the rate implicit in the lease or if that is not available, then the incremental rate of borrowing for a similar term and similar security.
The lease term takes account of exercising any extension options that are at our option if we are reasonably certain to exercise the option and any lease termination options unless we are reasonably certain not to exercise the option.
Each lease payment is allocated between the liability and finance cost. The finance cost is charged to the income statement over the lease period using the effective interest rate method. The right-of-use asset is depreciated over the shorter of the asset’s useful life and the lease term on a straight-line basis. For short-term leases (lease term of 12 months or less) and leases of low-value assets (such as computers), the Group continues to recognise a lease expense on a straight-line basis.
37. Transition to new accounting standards continued
(b) Transition to IFRS 9 and IFRS 15
On 1 April 2018, the Group adopted IFRS 9 and IFRS 15. Both standards were applied using the modified retrospective approach whereby comparative amounts were not restated on transition, but a cumulative adjustment was made to retained earnings in the opening consolidated statement of financial position as at 1 April 2018. The impact of the transition on the opening consolidated statement of financial position is set out in the following table:

Impact of transition	31 March 2018 (Before the impact of transition adjustments)*	Transition adjustments		1 April 2018
		IFRS 9	IFRS 15
	£m	£m	£m	£m
Non-current assets
Goodwill	4,984	—	—	4,984
Other intangible assets	899	—	—	899
Property, plant and equipment	40,730	—	—	40,730
Other non-current assets	115	—	—	115
Pension assets	1,409	—	—	1,409
Financial and other investments	899	—[1]	—	899
Investments in joint ventures and associates	2,168	—	—	2,168
Derivative financial assets	1,319	—	—	1,319
Total non-current assets	52,523	—	—	52,523
Current assets
Inventories and current intangible assets	341	—	—	341
Trade and other receivables	2,798	—[2]	(3)	2,795
Current tax assets	114	—	—	114
Financial and other investments	2,694	—[1]	—	2,694
Derivative financial assets	405	—	—	405
Cash and cash equivalents	329	—	—	329
Total current assets	6,681	—	(3)	6,678
Total assets	59,204	—	(3)	59,201
Current liabilities
Borrowings	(4,447)	—	—	(4,447)
Derivative financial liabilities	(401)	—	—	(401)
Trade and other payables	(3,453)	—	59[7]	(3,394)
Contract liabilities	—	—	(53)[7]	(53)
Current tax liabilities	(123)	—	—	(123)
Provisions	(273)	—	—	(273)
Total current liabilities	(8,697)	—	6	(8,691)
Non-current liabilities
Borrowings	(22,178)	(32)[3]	—	(22,210)
Derivative financial liabilities	(660)	—	—	(660)
Other non-current liabilities	(1,317)	—	567[7]	(750)
Contract liabilities	—	—	(813)[7]	(813)
Deferred tax liabilities	(3,868)	5[4]	74[8]	(3,789)
Pensions and other post-retirement benefit obligations	(1,672)	—	—	(1,672)
Provisions	(1,779)	—	—	(1,779)
Total non-current liabilities	(31,474)	(27)	(172)	(31,673)
Total liabilities	(40,171)	(27)	(166)	(40,364)
Net assets	19,033	(27)	(169)	18,837
Equity
Share capital	452	—	—	452
Share premium account	1,321	—	—	1,321
Retained earnings	21,784	(99)[5]	(169)[9]	21,516
Other equity reserves	(4,540)	72[6]	—	(4,468)
Total shareholders’ equity	19,017	(27)	(169)	18,821
Non-controlling interests	16	—	—	16
Total equity	19,033	(27)	(169)	18,837
*Comparative amounts have been revised as described in note 1F.
37. Transition to new accounting standards continued
(b) Transition to IFRS 9 and IFRS 15 continued
IFRS 9: Financial Instruments
IFRS 9 has changed the rules concerning the classification and measurement of financial instruments, impairment of financial assets, and hedge accounting. Details of the impact of applying IFRS 9 for the year ended 31 March 2019 are set out below.
Adjustments arising in the year ended 31 March 2019 as a result of the transition to IFRS 9:
1.The available-for-sale category for financial assets was replaced with investments held at fair value through profit and loss (FVTPL) and investments held at fair value through other comprehensive income (FVOCI). Changes to the classification and measurement of financial assets did not alter the carrying value of any financial assets held by the Group. The net impact to retained earnings of the reclassification on transition was an £8 million gain.
As described in note 15, all recognised financial assets that are within the scope of IFRS 9 are initially recorded at fair value and subsequently measured at amortised cost or fair value based on the Group’s business model for managing the financial assets and the contractual cash flow characteristics of the financial assets. Therefore on 1 April 2018, the Group reclassified its investments as follows:
•Money market funds and fund investments held by captive insurance companies were classified as financial assets at FVTPL because their contractual cash flows are not solely payments of principal and interest;
•Investments in debt securities that have contractual payments that are solely payments of principal and interest, and which are held as part of the liquidity portfolio or to back employee benefit liabilities, were classified as financial assets at FVOCI because they are held in a business model whose objective is to collect the contractual cash flows and to sell the debt instruments;
•The Group has elected to hold investments in equity securities, which are held to back employee benefit liabilities, as financial assets at FVOCI as the Group does not believe that changes in their fair value is reflective of the financial performance of the Group; and
•Loans to joint ventures and associates, cash at bank, and short-term deposits are classified at amortised cost as they have contractual cash flows which are solely payments of principal and interest and the Group holds them to collect contractual cash flows.
Aside from derivative financial instruments, which remain classified as FVTPL, the Group did not previously have any financial assets or liabilities classified at FVTPL.
The table below illustrates those financial assets and liabilities that were reclassified at 1 April 2018:

Financial asset/liability	Note	Original measurement category under IAS 39	New measurement category under IFRS 9	Original carrying amount under IAS 39 £m	Change to measurement basis under IFRS 9 £m	New carrying amount under IFRS 9 £m
Money market funds and fund investments in equities and bonds	15	Available-for-sale investments	Financial assets at FVTPL	2,294	—	2,294
Cash surrender value of life insurance policies and investments in debt securities	15	Available-for-sale investments	Financial assets at FVOCI	343	—	343
Investments in equity securities	15	Available-for-sale investments	Financial assets at FVOCI (equity instruments)	84	—	84
Loans to joint ventures and associates and restricted balances	15	Loans and receivables	Financial assets at amortised cost	872	—	872
Borrowings	21	Financial liabilities at amortised cost	Financial liabilities at fair value through profit and loss	(570)	(32)	(602)

Note that the table above does not include derivative assets, derivative liabilities, trade receivables, cash at bank and short-term deposits, borrowings measured at amortised cost or trade payables. This is because neither the classification nor the measurement of these items has changed on transition to IFRS 9.
2.The change from the incurred loss impairment model of IAS 39 to the expected loss model in IFRS 9 did not have a material impact on the Group’s credit loss provision. The Group calculates its impairment provision on trade receivables using a sophisticated provisions matrix. The inclusion of forward-looking information did not have a significant impact on the matrix as the relevant short-term future economic conditions affecting our retail customers in the US are expected to be similar to recent experience.
3.The Group elected to reclassify an existing liability with a carrying value of £570 million from amortised cost to fair value through profit and loss to reduce a measurement mismatch. At transition, the resultant impacts included an increase in the carrying value of the liability of £32 million, a reduction in retained earnings of £40 million and the establishment of an own credit reserve (within other equity reserves) of £7 million.
4.Deferred tax was recognised on the adjustments recorded on the transition to IFRS 9. Reserve impacts are stated net of related deferred tax.
5.Retained earnings included the impact from adjustments 1, 3 and 6.
6.The Group adopted the hedge accounting requirements of IFRS 9, which more closely align with the Group’s risk management policies. On transition, it was concluded that all IAS 39 hedge relationships are qualifying IFRS 9 relationships with the treatment of the cost of hedging being the main change. The effect was a reclassification in reserves of a £67 million gain from retained earnings and a £10 million gain from the cash flow hedge reserve, into a new cost of hedging reserve (within other equity reserves). In this reserve, qualifying unrealised gains and losses excluded from hedging relationships are deferred and released systematically into profit or loss to match the timing of hedged items.
37. Transition to new accounting standards continued
(b) Transition to IFRS 9 and IFRS 15 continued
IFRS 15: Revenue from Contracts with Customers
IFRS 15 primarily changed the accounting for our connection and diversion revenues in our regulated businesses. No practical expedients on transition were applied.
The accounting for revenue under IFRS 15 did not represent a substantive change from the Group’s previous practice under IAS 18 for recognising revenue from sales to customers with the exception of the following items:
•    Certain pass-through revenues (principally revenues collected on behalf of the Scottish and Offshore transmission operators) were recorded net of operating costs, whereas previously they were recognised gross of operating costs. Had we not adopted IFRS 15, our revenues and operating costs for the year ended 31 March 2019 would have been £1,197 million higher, with no impact to operating profits;
•    Contributions for capital works relating to connections for our customers were deferred as contract liabilities on our consolidated statement of financial position on transition, and released over the life of the connection assets. This was a change for our US Regulated business and our UK Gas Transmission business, where previously revenues were recorded once the work was completed. Had we not adopted IFRS 15, our revenues and operating profit for the year ended 31 March 2019 would have been £57 million higher; and
•    In the UK, contributions for capital works relating to diversions were recognised as the works are completed. This was a change for the UK regulated businesses where revenues were previously deferred over the life of the asset. Had we not adopted IFRS 15, our revenues and operating profit for the year ended 31 March 2019 would have been £26 million and £23 million lower, respectively.
Adjustments arising in the year ended 31 March 2019 as a result of the transition to IFRS 15:
7.Deferred income from contributions for capital works were reclassified to contract liabilities. In addition, these liabilities for capital works relating to connections have increased as these capital contributions for connections were cumulatively adjusted for on 1 April 2018 and are now deferred and released over the life of the connection assets. This was a change for our US Regulated business and our UK Gas Transmission business where previously revenues were recorded once the work was completed.
Partially offsetting the increase in contract liabilities for connections was the change in accounting treatment for contributions relating to diversions in our UK businesses. These contributions are recognised as revenue as the works are completed where previously revenue was recognised over the life of the assets.
8.    Deferred tax was recorded on the incremental amounts recorded against capital contributions and contract liabilities on the transition to IFRS 15. Deferred tax balances have been calculated at the rate substantively enacted at the balance sheet date.
9.    The transition adjustment reflected the net of adjustments 7 and 8 above.